Exhibit 99.1

SolarEdge Announces First Quarter
2019 Financial Results

FREMONT, Calif. — May 6, 2019. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the first quarter ended March 31, 2019.

First Quarter 2019 Highlights

•	Record revenues of $271.9 million

•	Record revenues from solar products of $253.1 million

•	GAAP gross margin of 31.7%

•	Non-GAAP gross margin from sale of solar products of 34.3%

•	GAAP net diluted EPS of $0.39

•	Non-GAAP net diluted EPS of $0.64

•	1.1 Gigawatts (AC) of inverters shipped

“We opened 2019 with a strong quarter and record revenues driven by substantial growth, particularly in Europe, which demonstrates our leading position in the global solar inverter market,” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “This quarter we concluded the acquisition of SMRE which provides us with an entry into the e-mobility market and we continued the integration of Kokam and the building of our UPS business. We are very happy to be able to continue to grow our solar business while leveraging profits for further investment in our new areas of technology development, which include UPS products, lithium ion batteries and integrated powertrain electronics for electric vehicles.”

First Quarter 2019 Summary

The Company reported record revenues of $271.9 million, up 3% from $263.7 million in the prior quarter and up 30% from $209.9 million in the same quarter last year.

Revenues related to the solar business were $253.1 million, up 4% from $243.4 million in the prior quarter and up 21% from $209.9 million in the same quarter last year.

GAAP gross margin was 31.7%, up from 30.2% in the prior quarter and down from 37.9% year over year.

Non-GAAP gross margin was 32.8%, up from 30.9% in the prior quarter and down from 38.4% year over year.

GAAP gross margin for the solar business was 33.8%, up from 32.3% in the prior quarter.

Non-GAAP gross margin for the solar business was 34.3%, up from 32.8% in the prior quarter.

GAAP operating expenses were $58.1 million, up 5% from $55.3 million in the prior quarter and up 50% from $38.8 million year over year.

Non-GAAP operating expenses were $48.0 million, up 7% from $45.1 million in the prior quarter and up 46% from $32.9 million year over year.

GAAP operating income was $28.0 million, up 15% from $24.4 million in the prior quarter and down 31% from $40.8 million year over year.

Non-GAAP operating income was $41.2 million, up 13% from $36.4 million in the prior quarter and down 14% from $47.6 million year over year

GAAP net income was $19.0 million, up 47% from $12.9 million in the prior quarter and down 47% from $35.7 million year over year.

Non-GAAP net income was $32.9 million, up 5% from $31.5 million in the prior quarter and down 23% from $42.5 million year over year.

GAAP net diluted earnings per share (“EPS”) was $0.39, up from $0.27 in the prior quarter and down from $0.75 year over year.

Non-GAAP net diluted EPS was $0.64, up from $0.63 in the prior quarter and down from $0.87 year over year.

Cash flow from operating activities was $56.5 million, up from $46.9 million in the prior quarter and down from $64.0 million year over year.

As of March 31, 2019, cash, cash equivalents, restricted cash, bank deposits and marketable securities totaled $398.7 million, compared to $392.2 million on December 31, 2018 following a payment of $43.0 million for the acquisition of S.M.R.E. and additional Kokam shares, net of cash obtained in the acquisition.

Outlook for the Second Quarter 2019

The Company also provides guidance for the second quarter ending June 30, 2019 as follows:

•	Revenues to be within the range of $310 million to $320 million
•	Gross margin expected to be within the range of 32% to 34%
•	Revenues from solar products to be within the range of $290 million to $300 million
•	Gross margin from sale of solar products expected to be within the range of 33% to 35%

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. ET on Monday, May 6, 2019. The call will be available, live, to interested parties by dialing 888-394-8218. For international callers, please dial +1 323-701-0225. The Conference ID number is 6398323.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, and grid services solutions. SolarEdge is online at solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin,  non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018, filed on February 28, 2019, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of May 6, 2019.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended March 31,
	2019	2018
	Unaudited

Revenues	$271,871	$209,871
Cost of revenues	185,761	130,274

Gross profit	86,110	79,597

Operating expenses:

Research and development	26,199	17,875
Sales and marketing	20,172	16,205
General and administrative	11,691	4,753

Total operating expenses	58,062	38,833

Operating income	28,048	40,764

Financial expenses (income), net	6,151	(584)

Income before taxes on income	21,897	41,348

Taxes on income	3,922	5,662

Net income	$17,975	$35,686

Net loss attributable to Non-controlling interests	1,041	-

Net income attributable to SolarEdge Technologies, Inc.	$19,016	$35,686

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2019	2018
	Unaudited
CURRENT ASSETS:
Cash and cash equivalents	$226,478	$191,633
Short-term bank deposits	6,057	6,001
Restricted cash	1,811	1,628
Marketable securities	107,064	118,680
Trade receivables, net	187,496	173,579
Prepaid expenses and other current assets	37,828	45,073
Inventories	150,798	141,519
Total current assets	717,532	678,113

LONG-TERM ASSETS:
Marketable securities	57,252	74,256
Operating lease right-of-use assets	30,839	-
Property, plant and equipment, net	132,988	119,329
Deferred tax assets, net	14,589	14,699
Intangible assets, net and Goodwill	211,420	73,378
Other non-current assets	12,303	4,697
Total long term assets	459,391	286,359

Total assets	$1,176,923	$964,472

CURRENT LIABILITIES:
Trade payables, net	$90,190	$107,079
Employees and payroll accruals	31,524	29,053
Current maturities of bank loans and accrued interest	17,233	16,639
Warranty obligations	35,229	28,868
Deferred revenues	13,527	14,351
Accrued expenses and other current liabilities	60,369	29,728
Total current liabilities	248,072	225,718

LONG-TERM LIABILITIES:
Bank loans	7,029	3,510
Warranty obligations	101,517	92,958
Deferred revenues	66,037	60,670
Operating lease liabilities	24,790	-
Deferred tax liabilities, net	8,544	1,499
Other non-current liabilities	23,417	9,391
Total long-term liabilities	231,334	168,028

STOCKHOLDERS’ EQUITY:
Common stock	5	5
Additional paid-in capital	417,385	371,794
Accumulated other comprehensive loss	(1,220)	(524)
Retained earnings	210,149	191,133
Total SolarEdge Technologies, Inc. stockholders’ equity	626,319	562,408
Non-controlling interests	71,198	8,318
Total stockholders’ equity	697,517	570,726

Total liabilities and stockholders’ equity	$1,176,923	$964,472

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three months ended March 31,
	2019	2018
	Unaudited
Cash flows provided by operating activities:
Net income	$17,975	$35,686
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	3,870	2,394
Amortization of intangible assets	1,971	36
Amortization of premium and accretion of discount on available-for-sale marketable securities	(59)	778
Stock-based compensation	9,704	6,849
Capital loss from disposal of equipment	66	64
Realized loss from sale of available-for-sale marketable securities	120	-
Changes in assets and liabilities:
Inventories	964	(15,348)
Prepaid expenses and other assets	10,885	9,210
Trade receivables, net	(7,379)	(17,935)
Operating lease right-of-use assets and liabilities, net and effect of exchange rate differences	828	(74)
Deferred tax assets and liabilities, net	(973)	(1,321)
Trade payables, net	(21,720)	13,595
Employees and payroll accruals	3,250	7,153
Warranty obligations	14,947	9,384
Deferred revenues	1,730	6,981
Other liabilities	20,271	6,527
Net cash provided by operating activities	56,450	63,979

Cash flows from investing activities:
Business combination, net of cash acquired	(39,315)	-
Purchase of property, plant and equipment	(10,620)	(11,325)
Investment in short term bank deposits	(56)	-
Investment in available-for-sale marketable securities	(15,316)	(25,436)
Proceeds from sales and maturities of available-for-sale marketable securities	44,575	34,500
Net cash used in investing activities	$(20,732)	$(2,261)

Cash flows from financing activities:
Proceeds from bank loans borrowing	$51	$-
Payments of bank loans	(1,003)	-
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	309	4,605
Change in Non-controlling interests	(1,987)	-
Net cash provided by (used in) financing activities	(2,630)	4,605

Increase in cash, cash equivalents and restricted cash	33,088	66,323
Cash, cash equivalents and restricted cash at the beginning of the period	193,261	164,679
Effect of exchange rate differences on cash, cash equivalents and restricted cash	1,940	(17)
Cash, cash equivalents and restricted cash at the end of the period	$228,289	$230,985

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018

Gross profit (GAAP)	86,110	79,711	79,597
Stock-based compensation	1,354	1,323	924
Cost of product adjustment	682	398	----
Intangible assets amortization	1,077	----	----
Gross profit (Non-GAAP)	89,223	81,432	80,521

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Gross margin (GAAP)	31.7%	30.2%	37.9%
Stock-based compensation	0.5%	0.5%	0.5%
Cost of product adjustment	0.2%	0.2%	0.0%
Intangible assets amortization	0.4%	0.0%	0.0%
Gross margin (Non-GAAP)	32.8%	30.9%	38.4%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Operating expenses (GAAP)	58,062	55,322	38,833
Stock-based compensation R&D	(3,490)	(3,230)	(2,382)
Stock-based compensation S&M	(2,404)	(2,564)	(2,204)
Stock-based compensation G&A	(2,456)	(1,574)	(1,339)
Intangible assets amortization - R&D	(36)	(652)	----
Intangible assets amortization - S&M	(858)	(101)	----
Acquisition related expenses	(798)	(2,140)	----
Operating expenses (Non-GAAP)	48,020	45,061	32,908

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Operating income (GAAP)	28,048	24,389	40,764
Cost of product adjustment	682	398	----
Stock-based compensation	9,704	8,691	6,849
Intangible assets amortization	1,971	753	----
Acquisition related expenses	798	2,140	----
Operating income (Non-GAAP)	41,203	36,371	47,613

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Financial expenses (income), net (GAAP)	6,151	(288)	584
Non cash interest	(785)	(769)	512
Currency fluctuation due to new lease standard adoption	(948)	----	----
Intangible assets amortization	----	528	----
Financial expenses (income), net (Non-GAAP)	4,418	(529)	1,096

	Reconciliation of GAAP to Non-GAAP Other expenses
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Other expenses (GAAP)	----	435	----
Fixed assets disposal	----	(435)	----
Other expenses (income) (Non-GAAP)	----	----	----

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Tax on income (Tax benefit) (GAAP)	3,922	12,093	5,662
Deferred tax asset	973	2,304	1,321
Transition tax of foreign earnings	----	(8,189)	(820)
Tax on income (Tax benefit) (Non-GAAP)	4,895	6,208	6,163

	Reconciliation of GAAP to Non-GAAP Net income attributable to Solaredge Technologies Inc.
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Net income attributable to Solaredge Technologies Inc. (GAAP)	19,016	12,936	35,686
Cost of product adjustment	682	398	----
Stock-based compensation	9,704	8,691	6,849
Intangible assets amortization	1,971	225	----
Acquisition related expenses	798	2,140	----
Non cash interest	785	769	512
Currency fluctuation due to new lease standard adoption	948	----	----
Fixed Assets disposal	----	435	----
Deferred tax asset	(973)	(2,304)	(1,321)
Transition tax of foreign earnings	----	8,189	820
Net income attributable to Solaredge Technologies Inc. (Non-GAAP)	32,931	31,479	42,546

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Net basic earnings per share (GAAP)	0.40	0.28	0.81
Cost of product adjustment	0.02	0.01	----
Stock-based compensation	0.21	0.19	0.15
Intangible assets amortization	0.04	0.01	----
Acquisition related expenses	0.01	0.04	----
Non cash interest	0.02	0.02	0.01
Currency fluctuation due to new lease standard adoption	0.02	----	----
Fixed Assets disposal	----	0.01	----
Deferred tax asset	(0.02)	(0.05)	(0.03)
Transition tax of foreign earnings	----	0.18	0.02
Net basic earnings per share (Non-GAAP)	0.70	0.69	0.96

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Net diluted earnings per share (GAAP)	0.39	0.27	0.75
Cost of product adjustment	0.01	0.01	----
Stock-based compensation	0.17	0.16	0.12
Intangible assets amortization	0.04	0.01	----
Acquisition related expenses	0.01	0.04	----
Non cash interest	0.02	0.01	0.01
Currency fluctuation due to new lease standard adoption	0.02	----	----
Fixed Assets disposal	----	0.01	----
Deferred tax asset	(0.02)	(0.04)	(0.03)
Transition tax of foreign earnings	----	0.16	0.02
Net diluted earnings per share (Non-GAAP)	0.64	0.63	0.87

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended
	March 31, 2019	December 31, 2018	March 31, 2018
Number of shares used in computing net diluted earnings per share (GAAP)	47,020,218	47,637,478	47,673,522
Stock-based compensation	4,766,230	2,204,179	1,535,408
Number of shares used in computing net diluted earnings per share (Non-GAAP)	51,786,448	49,841,657	49,208,930